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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) MAY 22, 1997
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                             APPLIED IMAGING CORP.
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               (Exact name of registrant as specified in charter)


     DELAWARE                          0-21371                   77-012490
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


2380 WALSH AVE., BUILDING B, SANTA CLARA CALIFORNIA                 95051
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     (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code    (408) 562-0250
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                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

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Item 2    ACQUISITION OR DISPOSITION OF ASSETS
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          On May 22, 1997, Registrant consummated a private sale of 796,020 shares of its Common Stock to certain partnerships affiliated with New Enterprise Associates at the purchase price of $5.025 per share. The price per share was calculated as the average of the closing prices of Registrant's Common Stock as reported on the Nasdaq National Market System for the previous five trading days prior to the day of the transaction closing date. Thomas C. McConnell, a director of the Registrant, is an affiliate of New Enterprise Associates. In connection with this transaction, Registrant issued warrants which may be exercised within a three-year period ending May 21, 2000 to acquire an aggregate of 173,010 shares of the Registrant's Common Stock at a purchase price of $5.78 per share. The proceeds from the sale of the shares will be used for working capital and general corporate purposes.


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Item 7    EXHIBITS
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    (c) Exhibits. The following documents are filed as exhibits to this report:
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               1. Exhibit 10.1 - Stock and Warrant Purchase Agreement dated
                  May 22, 1997 between the Registrant and partnership affiliates of New Enterprise Associates and exhibits thereto (excludes as an exhibit the form of legal opinion delivered to the investors solely for their use; such exhibit will be furnished supplementally upon request by the Securities and Exchange Commission).

               2. Exhibit 99.1 - Press Release dated May 23, 1997, issued by
                  Registrant announcing the signing of the Stock and Warrant Purchase Agreement.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              APPLIED IMAGING CORP.
                              ---------------------
                              (Registrant)

Date:  June 4, 1997                    By: /s/ Neil E. Woodruff
                                           ________________________________

                              Name:  Neil E. Woodruff

                              Title:     Chief Financial Officer

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                                 EXHIBIT INDEX
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      Exhibit
      -------

        10.1 - Stock and Warrant Purchase Agreement dated May 22, 1997 between the Registrant and partnership affiliates of New Enterprise Associates and exhibits thereto (excludes as an exhibit the form of legal opinion delivered to the investors solely for their use; such exhibit will be furnished supplementally upon request by the Securities and Exchange Commission).

        99.1 - Press Release dated May 23, 1997, issued by Registrant announcing the signing of the Stock and Warrant Purchase Agreement.